Exhibit 10.1

EXECUTION VERSION

INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT, dated as of June 11, 2019 (this “Agreement”), is among NUVEEN GLOBAL CITIES REIT OP, LP, a Delaware limited partnership (the “Borrower”), NUVEEN GLOBAL CITIES REIT, INC., a Maryland corporation (“Parent”), the other Loan Parties solely for the purpose of Section VI hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and each of the Lenders party hereto.

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Credit Agreement, dated as of October 24, 2018, as amended by the First Amendment and Incremental Revolving Commitment Assumption Agreement, dated as of December 17, 2018, and by the Technical Amendment, dated as of May 29, 2019 (and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested that those existing Lenders listed on Schedule A attached hereto (such Lenders, the “Increasing Lenders”) increase their respective Revolving Commitments by the amounts set forth on Schedule A (such increase in Revolving Commitments, the “Incremental Revolving Commitments”), and, as more particularly set forth herein, the Agent and the Increasing Lenders have agreed to such Incremental Revolving Commitments, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.

COMMITMENTS. Each Increasing Lender hereby commits, severally, but not jointly, on the terms set forth in this Agreement to make the Incremental Revolving Commitments as set forth on Schedule A available to the Borrower on the Incremental Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Revolving Commitments, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto.

II.

REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties in Article VII of the Credit Agreement and the other Loan Documents, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

III.	CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Incremental Effective Date”) on which the following conditions are satisfied:

A.	The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Increasing Lender and the Agent.

B.	If so requested by any Increasing Lender, the Agent shall have received a Note made by the Borrower and payable to such Increasing Lender.

C.

The Agent shall have received a certificate of the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and each Guarantor, dated as of the Incremental Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, and (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the date of delivery thereof to the Agent.

D.

The Agent shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Borrower and the other Loan Parties, dated as of the Incremental Effective Date, addressed to the Agent, the Issuing Banks and the Lenders and covering such matters as the Agent may reasonably request.

E.

The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent, the Arranger and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

F.

Upon the reasonable request of the Agent or any Increasing Lender made at least ten (10) days prior to the Incremental Effective Date, the Borrower shall have provided to the Agent or such Increasing Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the Incremental Effective Date.

G.	As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

H.	After giving effect to this Agreement, the Borrower is in compliance with the requirements of Section 2.17 of the Credit Agreement.

IV.

TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitments and any Loan made using the Incremental Revolving Commitments (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable. Upon the occurrence of the Incremental Effective Date, the Incremental Revolving Commitments and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitments and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis.

V.

CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of each Increasing Lender to make (i) its Incremental Revolving Commitments available, in each case, on the Incremental Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Incremental Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VI.

CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VII.	MISCELLANEOUS.

A.	Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.	On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the

Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.	This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 13.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.

Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

NUVEEN GLOBAL CITIES REIT OP, LP

By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller Title: Authorized Signatory

NUVEEN GLOBAL CITIES REIT, INC.

By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller Title: Authorized Signatory

[Incremental Revolving Commitment Assumption Agreement]

NR DENVER INDUSTRIAL PORTFOLIO LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller Title: Authorized Signatory

NR 844 NORTH LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

NR KIRKLAND CROSSING LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

NR TACARA AT STEINER RANCH LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

[Incremental Revolving Commitment Assumption Agreement]

NR DEFOOR HILLS LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

NR MAIN STREET AT KINGWOOD LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

NR HENDERSON 215 LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

NR EAST SEGO LILY LLC
By:	Nuveen Global Cities REIT OP, LP, its sole Member
By:	Nuveen Global Cities REIT, Inc., its general partner
By:	Nuveen Real Estate Global Cities Advisors, LLC, its Advisor

By:	/s/ William Miller Name: William Miller
Title:	Authorized Signatory

[Incremental Revolving Commitment Assumption Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Winita Lau Name: Winita Lau Title: Senior Vice President

[Incremental Revolving Commitment Assumption Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Susan M. Caruso Name: Susan M. Caruso Title: Senior Vice President

[Incremental Revolving Commitment Assumption Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Christopher R. Coburn Name: Christopher R. Coburn Title: Vice President

[Incremental Revolving Commitment Assumption Agreement]

EXECUTION VERSION

SCHEDULE A

TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Increasing Lender	Incremental Revolving Commitment
BANK OF AMERICA, N.A.	$30,000,000.00
U.S. BANK NATIONAL ASSOCIATION	$30,000,000.00
Total	$60,000,000.00

SCHEDULE B

TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Aggregate Revolving Commitments after giving effect to the Incremental Revolving Commitments

Lender	Aggregate Revolving Credit Commitments
WELLS FARGO BANK, NATIONAL ASSOCIATION	$60,000,000.00
BANK OF AMERICA, N.A.	$60,000,000.00
U.S. BANK NATIONAL ASSOCIATION	$60,000,000.00
JPMORGAN CHASE BANK, N.A.	$30,000,000.00
Total	$210,000,000.00